EXHIBIT 32.2

                                  CERTIFICATION


     In connection with the quarterly report for Growth Mergers Inc. on Form 10-QSB for the period ending October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof, I , John Wells, Chief Financial Officer of Growth Mergers Inc., certify that, pursuant to 18 U.S.C. Section 1350,as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that, to the best of my knowledge:

1. This quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Growth Mergers Inc.



Date: December 19, 2003


                                           /s/ John Wells
                                           --------------
                                           John Wells,
                                           Chief Financial Officer